================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  AMTRAN, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[AMTRAN, INC. LOGO]



                                 April 16, 2001




Dear Shareholder:

              You are cordially invited to attend our Annual Meeting of Shareholders at 9:00 a.m. on Tuesday, May 29, 2001, at the Company's headquarters located at 7337 West Washington Street, Indianapolis, Indiana 46231. We will review Amtran's 2000 performance and answer any questions you may have. Enclosed with this Proxy Statement are your proxy card and 2000 Annual Report. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy card in the envelope provided.

              I look forward to seeing you on May 29. Any shareholder requiring directions to the meeting should contact our Secretary, Brian T. Hunt, at 317/240-7006.

                               Sincerely yours,



                               J. George Mikelsons
                               Chairman of the Board


BOX 51609       -       INDIANAPOLIS INTERNATIONAL AIRPORT      -       INDIANAPOLIS, INDIANA 46251-0609
(317) 240-7000  -       FAX: (317) 240-7091         -   TELEX: 79718    -       SITA: INDEXTZ

                                  NOTICE OF THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

              The Annual Meeting of Shareholders of Amtran, Inc. will be held on TUESDAY, MAY 29, 2001, at 9:00 a.m. at the Company's headquarters located at 7337 West Washington Street, Indianapolis, Indiana. At the meeting, the shareholders will consider and take action on the following:

              1. Election of seven Directors: J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, William P. Rogers, Jr. and Andrejs P. Stipnieks, each for a term of one year;

              2. Ratification of Ernst & Young, LLP as independent accountants for the fiscal year ending December 31, 2001; and

              3. Transact any other business properly before the Annual Meeting.

The Amtran Board of Directors recommends a vote "IN FAVOR OF" both proposals.

              Shareholders of record at the close of business on March 29, 2001, will be entitled to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote will be available at Amtran's offices for a period of ten days prior to the Annual Meeting.

              This Proxy Statement, proxy card and Amtran, Inc.'s 2000 Annual Report to Shareholders are being distributed on or about April 16, 2001.

                                   By Order of the Board of Directors,

                                   /s/ Brian T. Hunt

Dated:  April 16, 2001             Brian T. Hunt
                                   Vice President and Secretary

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                                                        PAGE
QUESTIONS AND ANSWERS.........................................................................              1

PROPOSALS TO BE VOTED UPON....................................................................              3

BOARD OF DIRECTORS............................................................................              5
     Board Meetings and Committees............................................................              6
     Directors' Compensation..................................................................              7
     Section 16(a) Beneficial Ownership Reporting Compliance..................................              7
     Certain Relationships and Related-Party Transactions.....................................              7

REPORT OF THE AUDIT COMMITTEE.................................................................              8

REPORT OF THE COMPENSATION COMMITTEE..........................................................              9

BENEFICIAL OWNERSHIP TABLE....................................................................             11

SUMMARY COMPENSATION TABLE....................................................................             12

OPTION GRANTS TABLE...........................................................................             14

OPTION EXERCISES AND YEAR-END OPTION
  VALUES TABLE................................................................................             15

STOCK PERFORMANCE GRAPH.......................................................................             16

AUDIT COMMITTEE CHARTER.......................................................................     Appendix A

                   Q U E S T I O N S  A N D  A N S W E R S
-------------------------------------------------------------------------------

Q:     WHAT AM I VOTING ON?

A:     -  Re-election of seven (7) directors (J. George Mikelsons, John P.
          Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, William P. Rogers, Jr., and Andrejs P. Stipnieks); and

       - Ratification of Ernst & Young LLP as Amtran's independent accountants. (See pages 3-7 for more details.)

-------------------------------------------------------------------------------

Q:     WHO IS ENTITLED TO VOTE?

A:     Shareholders as of the close of business on March 29, 2001 (the Record
Date), are entitled to vote at the Annual Meeting. Each share of Amtran common stock is entitled to one vote.

-------------------------------------------------------------------------------

Q:     HOW DO I VOTE?

A:     Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by (1) notifying Amtran's Corporate Secretary, (2) voting in person at the Annual Meeting, or (3) returning a later-dated proxy. If you return your signed proxy card, but do not indicate your voting preferences, Kenneth K. Wolff and James W. Hlavacek will vote FOR both proposals on your behalf.

-------------------------------------------------------------------------------

Q:     IS MY VOTE CONFIDENTIAL?

A:     Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspector of election and certain employees associated with the processing of proxy cards and counting the votes have access to your card. Additionally, any comments directed to management (whether written on the proxy card or elsewhere) will remain confidential, unless you ask that your name be disclosed.

-------------------------------------------------------------------------------

Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of National City Bank, our Stock Transfer Agent, will tabulate the votes and act as inspector of election.
-------------------------------------------------------------------------------

Q:     WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A:     It is an indication that your shares are registered differently and are in more than one account. Sign and return all proxy cards to insure that all your shares are voted.

-------------------------------------------------------------------------------

Q:     WHAT CONSTITUTES A QUORUM?

A:     As of the Record Date, 11,383,993 shares of Amtran common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain from voting on a proposal, your abstention will have the same effect as a vote against that proposal.

-------------------------------------------------------------------------------

Q:     WHO CAN ATTEND THE ANNUAL MEETING?

A:     All shareholders who hold Amtran common stock as of the Record Date can attend.
-------------------------------------------------------------------------------

Q:     WHAT PERCENTAGE OF STOCK DO THE AMTRAN DIRECTORS OWN?

A:     Together, they own approximately 73% of the outstanding shares of our common stock as of the Record Date. (See page 11 for more details.)
-------------------------------------------------------------------------------

Q:     WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

A:     J. George Mikelsons owned 8,271,200 shares, or 72%, as of March 29, 2001.
Dimensional Fund Advisors, Inc. owned 1,041,500 shares, or 9%, as of December 31, 2000.
-------------------------------------------------------------------------------

Q:     WHEN ARE THE 2002 SHAREHOLDER PROPOSALS DUE?

A:     In order to be considered for inclusion in next year's proxy statement, shareholder proposals must be submitted to Amtran in writing no later than December 2, 2001.

       For a shareholder proposal that is not intended to be included in Amtran's proxy materials but is intended to be raised by a shareholder from the floor at next year's Annual Meeting, the shareholder must provide advance notice no later than February 15, 2002. If a proposal is received after that date, Amtran's proxy for next year's Annual Meeting may confer discretionary authority to vote on such matter.

       Shareholder proposals and related notices should be sent to: Brian T. Hunt, Corporate Secretary, 7337 West Washington Street, Indianapolis, Indiana 46231.

-------------------------------------------------------------------------------

Q:     WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING?

A:     The Board of Directors of Amtran is soliciting proxies for the Annual
Meeting. Amtran will bear all costs of soliciting proxies. Solicitation of proxies will be principally by mail, but proxies may also be solicited by directors, officers and other regular employees of Amtran, who will receive no additional compensation for these activities. Brokers and others who hold shares of Amtran common stock on behalf of others will be asked to send proxy materials to the beneficial owners of those shares, and Amtran will reimburse them for their reasonable expenses in doing so.

                           PROPOSALS TO BE VOTED UPON
-------------------------------------------------------------------------------



1.     RE-ELECTION OF DIRECTORS

       Nominees for re-election this year are J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, William P. Rogers, Jr., and Andrejs P. Stipnieks. All directors are elected to serve one-year terms. (See pages 5-7 for more information.)

       Our bylaws provide that the nominees for director receiving a plurality of the votes cast at the Annual Meeting, up to the number of directors to be elected at the Annual meeting, will be elected. Your Board recommends a vote FOR these nominees. Abstentions and broker non-votes are not included in the tabulation of votes cast and, therefore, do not have the effect of votes in opposition to a nominee.

2.     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

       Ernst & Young LLP has been our independent public accountants for the past eight years. The Audit Committee and the Board believe that Ernst & Young's long-term knowledge of Amtran is invaluable. Representatives of Ernst & Young have direct access to members of the Audit Committee and regularly attend their meetings. Representatives of Ernst & Young will attend the Annual Meeting to answer any shareholder questions and to make a statement if they desire to do so.

AUDIT FEES

       The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q during the year 2000 were $273,500.

OTHER FEES

       The aggregate fees billed by Ernst & Young for services they rendered in the year 2000 other than services included under the heading "Audit Fees" were $282,790. Ernst & Young performed no services for the Company in 2000 related to financial information systems design and implementation.

       In 2000, the Audit Committee: (1) reviewed all services provided by Ernst & Young to insure that they were within the scope previously approved by the Committee; and (2) concluded that the non-audit services performed by Ernst & Young for Amtran and its subsidiaries did not impair its independence as Amtran's accountants. The Report of the Audit Committee on page 8 of this Proxy Statement contains additional information on Ernst & Young's services for Amtran.

       We need a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting in order to ratify Ernst & Young LLP as independent accountants for 2001. The Audit Committee and the Board recommend a vote FOR Ernst & Young LLP as independent accountants for 2001.

       Abstentions and broker non-votes are not included in the tabulation of votes cast and, therefore, do not have the effect of votes in opposition to the ratification of Ernest & Young as auditors.

OTHER MATTERS

              The Board of Directors does not anticipate that any other matters will be properly brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote on those matters according to their best judgment.

                               BOARD OF DIRECTORS
-------------------------------------------------------------------------------


J. GEORGE MIKELSONS                                          Director since 1993
J. George Mikelsons, age 64, is the founder, Chairman of the Board and, prior to the Company's initial public offering in May 1993, was the sole shareholder of the Company. Mr. Mikelsons founded American Trans Air, Inc. and Ambassadair Travel Club, Inc. in 1973. Mr. Mikelsons currently serves on several boards of directors, including The Indianapolis Zoo; the Indianapolis Convention and Visitors Association, where he is a member of the Executive Committee; and IWC Resources Corporation (formerly the Indianapolis Water Company). Mr. Mikelsons has been an airline Captain since 1966 and remains current on several jet aircraft.

                                                                Director 1993-95
JOHN P. TAGUE                                         Director July 1997-present
John P. Tague, age 38, was named President and Chief Executive Officer of the Company in July 1997. He previously served as the Company's President and Chief Operating Officer from October 1993 before resigning to form his own aviation consulting company in 1995. Prior to his tenure as the Company's President and Chief Operating Officer, he was Executive Vice President from June 1993 to October 1993. Prior to that time, he was Senior Vice President, Marketing and Sales, of the Company. From May 1991 to November 1991, he was Vice President of Marketing and Sales for the Company. Mr. Tague was employed at Midway Airlines from 1985 to 1991. Prior to joining Midway Airlines in 1985, Mr. Tague was a transportation consultant and held various positions at a regional airline. Mr. Tague serves on the Board of Directors of the Air Transport Association.

JAMES W. HLAVACEK                                           Director since 1993
James W. Hlavacek, age 64, was appointed Chief Operating Officer of the Company in 1995. He continues to serve as Executive Vice President of the Company and President of ATA Training Corporation. From 1986 to 1989, he was the Company's Vice President of Operations. Mr. Hlavacek has been a commercial airline pilot for 35 years and has held the rank of Captain for over 30 years. He was ATA's Chief Pilot from 1985 to 1986. Mr. Hlavacek is the Chairman of the Board of Directors of the National Air Carrier Association. Mr. Hlavacek is a graduate of the University of Illinois.

KENNETH K. WOLFF                                            Director since 1993
Kenneth K. Wolff, age 55, was appointed Executive Vice President and the Chief Financial Officer of the Company in 1991. From 1990 to 1991, he was the Company's Senior Vice President and Chief Financial Officer. From 1989 to 1990, he was President and Chief Executive Officer of First of America Bank - Indianapolis. From 1988 to 1989, he was President and Chief Operating Officer of this bank. Prior to his appointment as President of that bank, he held various positions at the bank since 1968. Mr. Wolff is a graduate of Purdue University and also holds a Masters in Business Administration from Indiana University and was a member of the faculty there for five years.

ROBERT A. ABEL                                              Director since 1993
Robert A. Abel, age 48, is a director in the public accounting firm of Blue & Co., LLC. Mr. Abel is a magna cum laude graduate of Indiana State University with a B.S. Degree in Accounting. He is a certified public accountant with over 20 years of public accounting experience in the areas of auditing and corporate tax. He has been involved with aviation accounting and finance since 1976. Blue & Co., LLC provides tax and accounting services to the Company in connection with selected matters.

WILLIAM P. ROGERS, JR.                                      Director since 1993
William P. Rogers, Jr., age 51, is a partner in the New York law firm of Cravath, Swaine & Moore. After graduating from Case Western Reserve University School of Law in 1978, he served as a clerk in the United States Court of Appeals for the Sixth Circuit based in Cincinnati. He joined the Cravath firm a year later and became a partner in 1985. Cravath, Swaine & Moore provides legal services to the Company in connection with selected matters.

ANDREJS P. STIPNIEKS                                        Director since 1993
Andrejs P. Stipnieks, age 60, is an international aviation consultant. He graduated from the University of Adelaide, South Australia, and is a Barrister and Solicitor of the Supreme Courts of South Australia, the Australian Capital Territory and of the High Court of Australia. Until 1998, Mr. Stipnieks was a Senior Government Solicitor in the Australian Attorney General's Department, specializing in aviation and surface transport law and practice. He has represented Australia on the Legal Committee of the International Civil Aviation Organization at Montreal.

BOARD MEETINGS AND COMMITTEES
-----------------------------

       During 2000, the Board of Directors held four (4) meetings. All directors attended each Board meeting and each meeting of those Committees on which he served. As described below, the Board of Directors has Audit and Compensation Committees.


----------------------------------------------------------------------------------------------------------------------
      NAME OF COMMITTEE                                                                                   MEETINGS
         AND MEMBERS                                   FUNCTIONS OF COMMITTEE                             IN 2000
----------------------------------------------------------------------------------------------------------------------
AUDIT
-----
William P. Rogers, Jr.          -        meets with the independent accountants of the Company               2
Robert A. Abel                  -        reviews the audit plan for the Company
Kenneth K. Wolff(1)             -        reviews   the  annual   audit  of  the   Company   with  the
Andrejs P. Stipnieks(1)                  independent accountants
                                -        recommends  whether the  independent  accountants  should be continued as auditors for the Company
                                -        reviews the Company's internal controls
----------------------------------------------------------------------------------------------------------------------
COMPENSATION                    -        establishes  compensation  policies and compensation for the        2
------------                             Company's officers
Robert A. Abel
Andrejs P. Stipnieks
----------------------------------------------------------------------------------------------------------------------


The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. Additional information about the Audit Committee is set forth in the "Report of the Audit Committee" included in this Proxy Statement. The Company does not have a standing nominating committee.

---------------------------
(1) To insure timely compliance with the new NASDAQ rules governing Audit Committee composition, the Board accepted the resignation of Kenneth K. Wolff from the Audit Committee on February 27, 2001, and appointed Andrejs
    P. Stipnieks to the Committee. Mr. Stipnieks satisfies the independence requirements of the new rules.

DIRECTORS' COMPENSATION
-----------------------

       We do not pay directors who are also officers of the Company additional compensation for their service as directors. In 2000, non-employee directors received the following:

        -    An annual retainer of $18,000 for serving on the Board
        -    An annual fee of $2,500 for serving as Chairman of a Committee
        - A fee of $2,000 for each Board of Directors meeting attended in person
        - A fee of $1,000 for each Committee meeting attended in person. (Amtran also pays its non-employee directors if they participate in Board and Committee meetings by telephone.)
        - Options to purchase shares of the Company's Common Stock pursuant to the Amtran, Inc. Stock Option Plan for Non-Employee Directors (a one-time grant of an option to purchase 2,000 shares following his election or appointment to the Board of Directors, and for as long as he remains an Eligible Director, an annual grant of an option to purchase 500 shares on the 30th day following each annual meeting of shareholders.)

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's shares to file with the Securities and Exchange Commission and Nasdaq reports on their ownership of shares of the Company (so-called 16(a) forms). Based solely on its review of copies of such reports, the Company believes that its directors complied with all such filing requirements.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS IN 2000
------------------------------------------------------------

       Mr. Mikelsons is the sole owner of Betaco, Inc., a Delaware corporation ("Betaco"). Betaco currently owns two airplanes (a Cessna Citation II and a Lear
Jet) and three helicopters (a Bell 206B Jet Ranger III, an Aerospatiale 355F2 Twin Star and a Bell 206L-3 LongRanger). The two airplanes and the Twin Star and Jet Ranger III helicopters are leased or subleased to ATA. The LongRanger helicopter is leased to American Trans Air ExecuJet, Inc. ("ExecuJet"). The Company believes that the current terms of the leases and subleases with Betaco for this equipment are no less favorable to the Company than those that could be obtained from third parties.

       The sublease for the Cessna Citation currently requires a monthly payment of $37,500. The sublease for the Lear Jet requires a monthly payment of $42,000. The lease for the JetRanger III currently requires a monthly payment of $7,000. The sublease for the Aerospatiale 355F2 Twin Star requires a monthly payment of $22,500, and the lease for the LongRanger requires a monthly payment of $11,200.

       Betaco and Mr. Hlavacek own 100% of the interest in Delta Aviation LLC, an Indiana limited liability corporation. Delta Aviation owns a Beech A36 Bonanza aircraft. The aircraft is leased to ExecuJet and subleased to ATA for $75.00 per flight hour. No minimum monthly payment is required.

       Mr. Rogers, Chairman of the Audit Committee, is a partner in the law firm of Cravath, Swaine & Moore, which provided legal services to the Company in 2000. Mr. Abel, Chairman of the Compensation Committee, is a partner in the accounting firm of Blue & Co., LLC, which provided tax and accounting services to the Company in 2000.

       As part of the Company's compensation package to Willie McKnight, the Company's Executive Vice President, Marketing and Sales, on January 24, 2000, the Company provided Mr. McKnight with an interest-free loan of $230,000. The loan is evidenced by a Demand Promissory Note signed by Mr. McKnight. However, 50% of the loan was forgiven on January 24, 2001, and the remainder of the principal balance shall be forgiven if Mr. McKnight is still employed by the Company on January 24, 2002.

                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

       The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year 2000 with management and has received the written disclosures and the letter from Ernst & Young LLP, the Company's independent auditors, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Ernst & Young LLP the Company's audited financial statements for the fiscal year 2000, including, among other things, the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

       Based on the review and discussions referred to above, the Audit Committee recommended inclusion of the audited financial statements in the Company's Annual Report on Form 10-K to the Board of Directors.

                                           AUDIT COMMITTEE

                                           WILLIAM P. ROGERS, JR., CHAIRMAN
                                           ROBERT A. ABEL
                                           ANDREJS P. STIPNIEKS

                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

WHAT IS OUR COMPENSATION PHILOSOPHY?

       The objectives of Amtran's executive compensation programs are to: (i) attract and retain talented and experienced executives with compensation that is competitive with other U.S. airlines of a size comparable to ATA, (ii) reward outstanding performance and provide incentives based on individual and corporate performance, and (iii) use restricted stock and stock options to align the interests of management with those of the shareholders.

       The Compensation Committee (the "Committee") is responsible for administering the Company's compensation policies and programs, including its officer incentive compensation programs. The Committee currently consists of two independent non-employee directors, Robert A. Abel and Andrejs P. Stipnieks. Mr. Abel, Chairman of the Committee, is a director in the accounting firm of Blue & Co., LLC. Mr. Abel's firm provided tax and accounting service to the Company in 2000.

       As discussed below, the elements of compensation used by the Company include salaries and short-term and long-term incentive programs, including the award of cash bonuses and stock options.

HOW DO WE DETERMINE BASE PAY?

       The base pay for Mr. Mikelsons and Mr. Tague reflects Amtran's objective to maintain salary levels that are competitive with those offered by U.S. airlines of a size comparable to ATA for comparable positions, taking into consideration a number of factors, as described below.

MR. MIKELSONS' 2000 BASE PAY
----------------------------

       In establishing a base salary for Mr. Mikelsons, the Committee considered:

        -     a compensation analysis prepared by an independent consultant.
        - the fact that Mr. Mikelsons would not participate in any equity-based incentive compensation plan or incentive cash bonus of the Company and the fact that no increase in base salary over 1997 was being proposed.
        -     his age, experience and responsibilities.

       Each of these listed factors was evaluated by the Committee on a subjective basis, and no particular weighting was given to any particular factor. The Committee also sought to maintain the same relative relationship between the salary levels of different officers as exists for comparable positions at other U.S. airlines. After considering the above factors, the Committee approved a base salary for the Chairman for 2000 of $688,194. Based on a compensation analysis available to the Committee, such base salary is higher than the base salaries paid by other airlines to executives holding comparable positions but, given the absence of any stock-based compensation or incentive cash bonus, total compensation was between the median and the 75th percentile of total annual cash compensation paid by the other airlines included in the analysis.

MR. TAGUE'S 2000 BASE PAY
-------------------------

       In establishing a base salary for Mr. Tague, the Committee considered:

       -        a compensation analysis prepared by an independent consultant.
       -        his age, experience and responsibilities.

       Each of these listed factors was evaluated by the Committee on a subjective basis, and no particular weighting was given to any particular factor. The Committee also sought to maintain the same relative relationship between the salary levels of different officers as exists for comparable positions at other U.S. airlines. After considering the above factors, the Committee approved an annual base salary for 2000 for Mr. Tague of $525,000. Based on a compensation analysis available to the Committee, such base salary is between the median and the 75th percentile of the base salary paid by most other airlines to executives holding comparable positions. Mr. Tague's total compensation, including bonus and long-term incentive compensation, is below the median of the annual compensation paid by the other airlines included in the analysis.

HOW ARE ANNUAL BONUSES DETERMINED?

       Annual bonuses are paid in cash in the year following performance, based on achievement of predetermined corporate goals. As in prior years, Mr. Mikelsons was not eligible for a bonus payment in 2000. Because the Company did not achieve its corporate goals in 2000, Mr. Tague did not receive a bonus for 2000.

HOW ARE AMTRAN'S INCENTIVE COMPENSATION PROGRAMS USED TO FOCUS MANAGEMENT ON INCREASING SHAREHOLDER VALUE?

       In 1997, the Company adopted the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc. In 2000, the Company adopted the 2000 Incentive Stock Plan for Key Employees of Amtran, Inc. Under these Incentive Stock Plans, which are administered by the Committee, key employees may receive awards of stock options and restricted stock. The purpose of the Incentive Stock Plans is, among other things, to provide incentives to those key employees who have the capacity for contributing substantially to the growth and profitability of the Company, and to assist the Company in attracting, retaining and motivating such employees. In addition, the Incentive Stock Plans provide a means to more closely align the interests of management employees with those of shareholders.

       In 2000, the Committee awarded stock options covering an aggregate of 275,000 shares of Amtran common stock to the Company's President and three Executive Vice Presidents. No awards of stock options or restricted stock were made to the Chairman, who does not participate in the Incentive Stock Plans. The option awards made in 2000 vest over a three-year period commencing approximately one year after the grant date. Additional information on the awards made in 2000 appears elsewhere in this Proxy Statement. The Company encourages participants to hold shares of Amtran common stock received through the exercise of Amtran stock options as a long-term investment.

                                             COMPENSATION COMMITTEE

                                             ROBERT A. ABEL, CHAIRMAN
                                             ANDREJS P. STIPNIEKS

                              BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------

       This table indicates the number of shares of Amtran common stock owned by
(i) the executive officers; (ii) the directors; (iii) any person known by management to beneficially own more than 5% of the outstanding shares of Amtran common stock; and (iv) all directors and executive officers of the Company as a group as of March 29, 2001.


                                                                                                      PERCENT OF
                                                     NUMBER OF SHARES               RIGHT TO        OUTSTANDING
NAME AND ADDRESS OF INDIVIDUAL/GROUP                         OWNED(1)               ACQUIRE(2)           SHARES(3)
------------------------------------                         ------                 --------             -------
J. George Mikelsons                                         8,271,200                  -0-                72%
7337 West Washington Street
Indianapolis, IN 46231

John P. Tague                                                 10,000                 375,758              --

James W. Hlavacek                                             52,568                 259,432              --

Kenneth K. Wolff                                              11,700                 288,001              --

Robert A. Abel                                                 4,000                   5,000              --

William P. Rogers, Jr.                                         5,000                   5,000              --

Andrejs P. Stipnieks                                           1,500                   5,000              --

Willie G. McKnight                                              -0-                   33,334              --

Dimensional Fund Advisors Inc.                             1,041,500(4)                -0-                 9
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

All directors and executive officers
as a group(5) (excluding J. George Mikelsons)                 84,768                 971,525              --


--------------------------------
(1) Includes shares for which the named person has shared voting and investment power with a spouse.

(2) Shares that can be acquired through presently exercisable stock options or stock options which will become exercisable by their terms within 60 days.

(3) If more than 1%.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are referred to as the "Funds"). In its role as investment adviser and investment manager, Dimensional possesses voting and/or investment power over the shares of common stock described in this table that are owned by the Funds. Such shares of common stock are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities.

(5) Group consists of seven persons (Messrs. Tague, Hlavacek, Wolff, Abel, Rogers, Stipnieks and McKnight).

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

       This table shows the compensation paid or accrued to the Chairman of the Board, President and three executive officers for services rendered during the last three fiscal years.


                                                                                   LONG-TERM
                                         ANNUAL COMPENSATION                     COMPENSATION
                                --------------------------------------           ------------
                                                                                  SECURITIES
      NAME AND                                                                    UNDERLYING           ALL OTHER
 PRINCIPAL POSITION             YEAR           SALARY($)     BONUS($)             OPTIONS (#)      COMPENSATION($)
-------------------             ----           ---------     --------             -----------      ---------------

J. George Mikelsons,            2000           688,194         None                None                 3,535(1)
Chairman of the Board           1999           688,194         None                None                 4,320(2)
                                1998           688,194         None                None                 3,840(3)

John P. Tague,                  2000           525,000         None              75,000(4)              5,250(1)
President and Chief Executive   1999           519,231        460,000            75,000(5)              4,320(2)
Officer                         1998           496,153        800,000            75,000(6)              2,308(3)

James W. Hlavacek               2000           350,000         None              50,000(7)              3,506(1)
Executive Vice President        1999           337,500        224,250            50,000(8)              4,320(2)
and Chief Operating Officer     1998           323,942        390,000            50,000(9)              3,840(3)

Kenneth K. Wolff                2000           350,000         None              50,000(7)              3,393(1)
Executive Vice President and    1999           337,500        224,250            50,000(8)              4,320(2)
Chief Financial Officer         1998           323,942        390,000            50,000(9)              3,840(3)

Willie G. McKnight(10)          2000           323,077        210,000           100,000(11)             None
Executive Vice President,
Marketing and Sales




--------------------------------------------
(1) Represents the amount of the Company's matching contribution to its 401(k) Plan in 2000.

(2) Represents the amount of the Company's matching contribution to its 401(k) Plan in 1999.

(3) Represents the amount of the Company's matching contribution to its 401(k) Plan in 1998.

(4) Pursuant to the 2000 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Mr. Tague to purchase 75,000 shares of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 28, 2001 - 25,000 shares; January 28, 2002 - 25,000 shares; and January 28,
      2003 - 25,000 shares.

(5) Pursuant to the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Mr. Tague to purchase 75,000 shares of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 5, 2000
      - 25,000 shares; January 5, 2001 - 25,000 shares; and January 5, 2002 - 25,000 shares.

(6) Pursuant to the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Mr. Tague to purchase 75,000 shares of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 10, 1999 - 25,000 shares; January 10, 2000 - 25,000 shares; and January 10,
      2001 - 25,000 shares.

                                              (Footnotes continued on next page)

--------------------------------------------------------------------------------
(7) Pursuant to the 2000 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Messrs. Hlavacek and Wolff to purchase 50,000 shares each of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 28, 2001 - 16,667 shares; January 28, 2002 - 16,667 shares; and January 28, 2003 - 16,666 shares.

(8) Pursuant to the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Messrs. Hlavacek and Wolff to purchase 50,000 shares each of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 5, 2000 - 16,667 shares; January 5, 2001 - 16,667 shares; and January 5, 2002 - 16,666 shares.

(9) Pursuant to the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Messrs. Hlavacek and Wolff to purchase 50,000 shares each of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates: January 10, 1999 - 16,667 shares; January 10, 2000 - 16,667 shares; and January 10, 2001 - 16,666 shares.

(10)  Mr. McKnight was hired on January 24, 2000.

(11) Pursuant to the 2000 Incentive Stock Plan for Key Employees of Amtran, Inc., the grant of options to Mr. McKnight to purchase 100,000 shares each of the Company's stock shall become exercisable as to the following aggregate number of shares on and after each of the following dates:
      February 4, 2001 - 33,334 shares; February 4, 2002 - 33,333 shares; and February 4, 2003 - 33,334 shares.

                               OPTION GRANTS TABLE
--------------------------------------------------------------------------------

       This table shows the option grants in 2000 to the individuals named in the Summary Compensation Table.


                                                                                                    POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                                                                                                     PRICE APPRECIATION
                             INDIVIDUAL GRANTS                                                        FOR OPTION TERM(1)
-------------------------------------------------------------------------------------------     ----------------------------
                                              % OF TOTAL
                           NUMBER OF           OPTIONS
                            SECURITIES         GRANTED
                           UNDERLYING       TO EMPLOYEES         EXERCISE       EXPIRATION
      NAME             OPTIONS GRANTED      IN FISCAL YEAR    PRICE/SHARE($)         DATE          5%($)           10%($)
----------------------------------------------------------------------------------------------------------------------------
J. George Mikelsons           -0-                -0-               --               --              --                --

John P. Tague             75,000(2)                12%             15.75            1/28/2010        742,882       1,882,608

James W. Hlavacek         50,000(3)                 8%             15.75            1/28/2010        495,255       1,255,072

Kenneth K. Wolff           50,000(3)                8%             15.75            1/28/2010        495,255       1,255,072

Willie G. McKnight        100,000(4)               16%             16.06             2/4/2010      1,010,162       2,559,949



(1) The values are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission. The Company's per-share stock price would be $25.66 and $40.85 if increased by 5% and 10%, respectively, compounded annually over a ten-year option term on an exercise price of $15.75. The per-share price would be $26.16 and $41.66 if increased by 5% and 10%, respectively, compounded annually over a ten-year option term on an exercise price of $16.06.

(2)   See Footnote 4 to Summary Compensation Table on vesting of Options.

(3)   See Footnote 7 to Summary Compensation Table on vesting of Options.

(4)   See Footnote 11 to Summary Compensation Table on vesting of Options.

                              OPTION EXERCISES AND
                             YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

       This table shows the number and value of stock options (exercised and unexercised) for the named individuals during 2000.


                                                                                                      VALUE OF
                                                                                                   UNEXERCISED
                                                               NUMBER OF SECURITIES              IN-THE-MONEY
                               SHARES                        UNDERLYING UNEXERCISED            OPTIONS AT FISCAL
                             ACQUIRED         VALUE       OPTIONS AT FISCAL YEAR-END                 YEAR-END
                           ON EXERCISE      REALIZED      --------------------------           EXERCISABLE (E)/
      NAME                        (#)            ($)      EXERCISABLE     UNEXERCISABLE        UNEXERCISABLE (U)
-------------------------------------------------------------------------------------------------------------------
J. George Mikelsons             -0-             -0-           -0-           -0-                        -0-

John P. Tague                 10,000         79,375         300,758        150,000                $1,735,987(E)
                                                                                                     162,500(U)

James W. Hlavacek               -0-             -0-         209,432        100,000                   815,750(E)
                                                                                                     108,329(U)

Kenneth K. Wolff                -0-             -0-         238,000        100,000                   962,281(E)
                                                                                                     108,329(U)

Willie G. McKnight              -0-             -0-           -0-          100,000                     -0-(E)
                                                                                                       -0-(U)

PENSION PLANS
-------------

       The Company has no pension plans.

401(k) PLAN
-----------

       Under the American Trans Air, Inc. Employees' Retirement Savings Plan (the "401(k) Plan"), adopted on October 1, 1985, eligible employees could elect to defer up to 15% of their salary into the 401(k) Plan, not to exceed statutory limits. Generally, all employees meeting a minimum-hours requirement are eligible to participate in the 401(k) Plan. The Company has the discretion to make matching contributions to the 401(k) Plan on behalf of participants who have made salary reduction contributions under the Plan. In 2000, the Company contributed $.50 for each dollar contributed to the Plan by eligible participants, up to 6% of their compensation. Moreover, an employee stock ownership feature was added to the 401(k) Plan in May 1993. The ATA Employee Stock Ownership Plan ("ESOP") is a mechanism for the Company to award shares of Company stock for years in which profits occur. Addition of this benefit permits eligible employees to become shareholders of the Company and share in its potential future growth and profitability. Generally, the eligibility requirements for the ESOP are identical to those of the 401(k) Plan, except an employee may be eligible for an ESOP contribution of Company stock even if the employee did not elect pre-tax 401(k) Plan contributions.

       In those years in which the Company experiences profits and chooses to make an ESOP contribution, the 401(k) Plan accounts of eligible employees will be credited with full and/or fractional shares of Company stock. Shares will be allocated based on compensation. In 2000, no shares of Company stock were allocated to 401(k) Plan participant accounts.

                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------


       This performance graph compares the 2000 total shareholder return on the Company's Common Stock with the Nasdaq Stock Market-U.S. Index and the Company's peer group. The peer group selected by the Company consists of the following companies: Alaska Air Group, Inc., America West Holdings Corporation, AMR Corp. (American Airlines), Amtran, Inc., Continental Airlines, Inc., Delta Air Lines, Inc., HAL, Inc. (Hawaiian Airlines), Northwest Airlines, Inc., Southwest Airlines Co., US Airways Group, Inc. and UAL Corp. (United Airlines).


                         COMPARISON OF 5-YEAR CUMULATIVE
                         TOTAL RETURN* AMONG THE COMPANY,
                    NASDAQ MARKET-U.S. INDEX AND A PEER GROUP


                                1995    1996    1997    1998    1999    2000
                                ----    ----    ----    ----    ----    ----

AMTRAN, INC.                    100     55       62     213     152     114


PEER GROUP                      100     107     168     148     151     167


NASDAQ STOCK MARKET - U.S.      100     123     151     213     395     238

*Total Return based on $100 initial investment and reinvestment of dividends.

AMTRAN, INC.



                             AUDIT COMMITTEE CHARTER







                                   APPENDIX A

MISSION STATEMENT:

The Amtran, Inc. Audit Committee will assist the Board of Directors in fulfilling its corporate oversight responsibilities. To fulfill this mission, the Audit Committee will review the Amtran, Inc. financial reporting process, the system of internal controls, the internal and external audit process and Amtran, Inc.'s process for monitoring compliance with laws and regulations as well as compliance with the company's corporate code of ethics. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, the internal auditors and external auditors. In order for individual Audit Committee members to effectively perform his or her role, each Audit Committee member will obtain an understanding of responsibilities of Audit Committee membership as well as a functional understanding of Amtran, Inc.'s business, operations, and risks.

COMMITTEE ORGANIZATION:

Audit Committee members shall meet the requirements of the NASD. On and after the effective date of new rules regarding audit committees, the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by the NASD. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the Internal Auditing Department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

ROLES AND RESPONSIBILITIES:

Internal Control:
-----------------

- Evaluate whether Amtran, Inc. management is setting the appropriate "tone at the top" by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

- Focus on the extent to which the internal and external auditors review key and critical computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial and operational information in the event of a systems breakdown;

- Gain an understanding of whether internal control recommendations made by the internal and external auditors have been implemented by Amtran, Inc. management; and

- Ensure that the internal and external auditors keep the Audit Committee informed as to any known occurrences of fraud, illegal acts, deficiencies in internal control and other matters that may impact the discharge of the Committee's responsibilities.

Financial Reporting:
--------------------

GENERAL
-------

- Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on Amtran, Inc.'s financial statements;

     - Ask Amtran, Inc. management and the internal and external auditors about significant risks and exposures affecting the financial reporting processes and the plans to minimize such risks.

ANNUAL FINANCIAL STATEMENTS

     - Review the annual financial statements of Amtran, Inc. and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

     - Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

     - Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

     - Meet with Amtran, Inc. management and the external auditors to review the financial statements and results of the audit;

     - Consider management's handling of proposed audit adjustments identified by the external auditors; and

     - Review the MD&A and other sections of the Amtran, Inc. annual report before its release and consider whether the information is adequate and consistent with the Audit Committee's knowledge about the company and its operations.

INTERIM FINANCIAL STATEMENTS

     - Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information and whether that review is performed on a pre- or post-issuance basis;

     - Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review. (This type of meeting may be done by the Audit Committee Chairperson or the entire committee);

     - In order to gain insights into the fairness of the interim financial statements and disclosures, obtain explanations from management and the internal and external auditors on whether:

         - Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;
         - Changes in financial ratios and relationships in the interim financial statements are consistent with changes in Amtran, Inc.'s operations and financial practices;
         - Generally accepted accounting principles have been consistently applied;
         - There are any actual or proposed changes in accounting or financial reporting practices;
         -  There are any significant or unusual events or transactions;
         -  All financial and operating controls are functioning effectively;
         - The company has complied with the terms of loan agreements or security indentures; and
         - The interim financial statements contain adequate and appropriate disclosures.

     - Ensure that the external auditors communicate certain required matters to the Committee.

COMPLIANCE WITH LAWS AND REGULATIONS:

- Review the effectiveness of Amtran, Inc.'s system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary actions) on any fraudulent acts or accounting irregularities;

- Periodically obtain updates from management, the general counsel, and tax director regarding compliance issues;

- Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

- Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

COMPLIANCE WITH AMTRAN, INC.'S CORPORATE CODE OF ETHICS:

- Ensure that a code of ethics is formalized in writing and that all employees are aware of its existence;

- Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the code of ethics and the guidelines for acceptable business practices;

- Review Amtran, Inc.'s program for monitoring compliance with the code of ethics; and

- Periodically obtain updates from management and the general counsel regarding compliance matters.

INTERNAL AUDIT:

- Review the internal audit plans, activities and objectives of the internal audit function;

- Review the qualifications of personnel performing internal audit work at/for Amtran, Inc.; and

- Review the effectiveness of the internal audit process in terms of risk monitoring, internal control review and evaluation and enhancement of organizational effectiveness.

EXTERNAL AUDIT:

-    Review the external auditors' proposed scope and approach;

- Review the performance of the external auditors and recommend to the Amtran, Inc. Board of Directors the appointment or discharge of the external auditors; and

- Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES:

- Meet with the internal auditors, external auditors, and Amtran, Inc. management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

- Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

- Review with Amtran, Inc.'s counsel any legal matters that could have a significant impact on the company's financial statements;

- Review the policies and procedures in effect for considering officers' expenses and perquisites;

- If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

- Perform other oversight functions as requested by the full Amtran, Inc. Board; and

- Review and update the Audit Committee Charter, provide oversight and update recommendations regarding the internal audit charter and receive approval of periodic changes from the full Amtran, Inc. Board.

REPORTING RESPONSIBILITIES:

- Regularly update the Amtran, Inc. Board of Directors regarding Audit Committee activities and make appropriate recommendations.

- Annually prepare a report to shareholders, as required by the Securities and Exchange Commission, to be included in Amtran Inc.'s annual Proxy Statement.

                                      AMTRAN, INC.
                7337 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46231

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                             ANNUAL MEETING, MAY 29, 2001.

        The undersigned hereby appoints Kenneth K. Wolff and James W. Hlavacek and each of them, with power of substitution to each, proxies of the undersigned, to vote at the Annual Meeting of Shareholders of Amtran, Inc. (the "Corporation") to be held on the 29th day of May 2001, and at any and all postponements or adjournments of said meeting, all of the shares of stock of the Corporation which the undersigned may be entitled to vote with all the powers the undersigned would possess, if then and there personally present, and especially (but without limiting the general authority and power hereby given) to vote.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2.

            1. Election of Directors
              [ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY
              (except as marked to the contrary below)     to vote for all nominees listed below

        J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, William P. Rogers, Jr., Robert A. Abel and Andrejs P. Stipnieks

        INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                     WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

        ------------------------------------------------------------------------

                                2. Appointment of Ernst & Young LLP as the Corporation's Auditors for 2001.
                                                                              [ ]  FOR      [ ]  AGAINST  [
                                                                                                 ]  ABSTAIN

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report of the Corporation for 2000.

                                (Continued, and to be signed, on the other side)

 P
 R
 O
 X
 Y

                                  AMTRAN, INC.

                        (Continued from the other side.)

This proxy may be revoked at any time prior to said meeting, and the undersigned reserves the right to attend such meeting and vote said proxies in person.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE PROXIES NAMED ABOVE WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

                                                    Dated................., 2001

                                                    ............................
                                                    Signature

                                                    ............................
                                                    Signature if held jointly

                                                    Please sign this proxy
                                                    exactly as your name appears
                                                    hereon. If the stock is held
                                                    in the name of two or more
                                                    persons, each should sign.
                                                    Executors, administrators,
                                                    trustees, guardians,
                                                    attorneys and corporate
                                                    officers should add their
                                                    titles. If a corporation,
                                                    sign in full corporate name
                                                    by president or other
                                                    authorized officer. If a
                                                    partnership, sign in
                                                    partnership name by
                                                    authorized person.

  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.